Exhibit 99.1

PRESS RELEASE
_________________________________________________________________________________

joanne freiberger, CPA, CTP, IRC
VP, TREASURER
jfreiberger@masonite.com
813.739.1808

farand pawlak, CPA
DIRECTOR, INVESTOR RELATIONS
fpawlak@masonite.com
813.371.5839

Masonite Announces Pricing of Previously Announced Senior Notes Offering

Tampa, FL, July 11, 2019 - Masonite International Corporation (NYSE: DOOR) (the “Company”) announced today that it priced an offering of $500 million aggregate principal amount of its 5.375% senior unsecured notes due 2028 (the “notes”) in a private offering that is exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”). Subject to customary closing conditions, this offering is expected to close on July 25, 2019.

The Company intends to use the net proceeds from the sale of the notes, together with existing available cash balances, to redeem all $500 million aggregate principal amount of its existing 5.625% Senior Notes due 2023 (the “2023 Notes”) at a purchase price of 102.813% of the principal amount thereof plus accrued and unpaid interest thereon to, but not including, the redemption date, and to pay related fees and expenses. The obligation of the Company to redeem the 2023 Notes will be conditioned upon the consummation of this offering of notes.

The notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S of the Securities Act. The notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from, or a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. This news release does not constitute an offer to sell or a solicitation of an offer to buy any of the notes, nor does it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

masonite.com

About Masonite

Masonite International Corporation is a leading global designer and manufacturer of interior and exterior doors for the residential new construction; the residential repair, renovation and remodeling; and the non-residential building construction markets. Since 1925, Masonite has provided its customers with innovative products and superior service at compelling values. Masonite currently serves more than 9,000 customers in 64 countries. Additional information about Masonite can be found at www.masonite.com.

Forward-looking Statements

This press release contains forward-looking information and other forward-looking statements within the meaning of applicable Canadian and/or U.S. securities laws, including information related to this offering of the notes. When used in this press release, such forward-looking statements may be identified by the use of such words as “may,” “might,” “could,” “will,” “would,” “should,” “expect,” “believes,” “outlook,” “predict,” “forecast,” “objective,” “remain,” “anticipate,” “estimate,” “potential,” “continue,” “plan,” “project,” “targeting,” or the negative of these terms or other similar terminology.
Forward-looking statements involve significant known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Masonite, or industry results, to be materially different from any future plans, goals, targets, objectives, results, performance or achievements expressed or implied by such forward-looking statements. As a result, such forward-looking statements should not be read as guarantees of future performance or results, should not be unduly relied upon, and will not necessarily be accurate indications of whether or not such results will be achieved. Factors that could cause actual results to differ materially from the results discussed in the forward-looking statements include, but are not limited to, downward trends in our end markets and in economic conditions; reduced levels of residential new construction; residential repair, renovation and remodeling; and non-residential building construction activity due to increases in mortgage rates, changes in mortgage interest deductions and related tax changes and reduced availability of financing; competition; the continued success of, and our ability to maintain relationships with, certain key customers in light of customer concentration and consolidation; new tariffs and evolving trade policy between the United States and other countries, including China; increases in prices of raw materials and fuel; increases in labor costs, the availability of labor, or labor relations (i.e., disruptions, strikes or work stoppages); our ability to manage our operations including anticipating demand for our products, managing disruptions in our operations, managing manufacturing realignments (including related restructuring charges), managing customer credit risk and successful integration of acquisitions; the continuous operation of our information technology and enterprise resource planning systems and management of potential cyber security threats and attacks; our ability to generate sufficient cash flows to fund our capital expenditure requirements, to meet our pension obligations, and to meet our debt service obligations, including our obligations under our senior notes and our ABL Facility; political, economic and other risks that arise from operating a multinational business; uncertainty relating to the United Kingdom's anticipated exit from the European Union; fluctuating exchange and interest rates; our ability to innovate and keep pace with technological developments; product liability claims and product recalls; retention of key management personnel; environmental and other government regulations, including the FCPA, and any changes in such regulations; and limitations on operating our business as a result of covenant restrictions under our existing and future indebtedness, including our senior notes and our ABL Facility.

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